Exhibit 10.4

FORM OF SUBSCRIPTION AGREEMENT FOR PRIVATE WARRANTS

October 7, 2020

Gentlemen:

Petra Acquisition, Inc. (the “Corporation”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”). The Corporation currently anticipates selling units in the IPO, each comprised of one share of common stock, par value $0.001 per share, of the Corporation (“Common Stock”) and one warrant to purchase one share of Common Stock (“Warrant”).

The undersigned hereby commits to purchase from the Corporation an aggregate of 3,150,000 warrants of the Corporation (the “Initial Warrants”) at a price of $1.00 per Initial Private Warrant, for an aggregate purchase price of $3,150,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, the undersigned further commits to purchase up to an additional 315,000 Warrants (“Additional Warrants” and together with the Initial Warrants, the “Private Warrants”), for an aggregate purchase price of up to $315,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”). The Private Warrants will be identical to the warrants to be sold in the IPO except as to be described in the Corporation’s registration statement filed in connection with the IPO (“Registration Statement”). At least 24 hours prior to the effective date (“Effective Date”) of the Registration Statement, the undersigned will cause the Purchase Price to be delivered to Horwitz + Armstrong, A Professional Law Corporation, counsel for the Corporation (“Counsel”), by wire transfer as set forth in the instructions attached as Exhibit A hereto to hold in a non-interest bearing account until the Corporation consummates the IPO. The undersigned agrees that if the size of the IPO is increased or decreased for any reason, the amount of the undersigned’s investment will be either increased or decreased, as applicable, so that the undersigned’s percentage of the aggregate investment in Private Warrants (made by the undersigned and other investors of the Company remains the same. If the size of the offering is increased, the undersigned agrees that it will deliver the purchase price for such additional Private Warrants to Counsel as set forth above or as promptly as is reasonably practicable following the increase if it is on the Effective Date. If the size of the offering is decreased, the unused portion of the Purchase Price shall be returned to the undersigned.

The consummation of the purchase and issuance of the Private Warrants shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. Simultaneously with the consummation of the IPO, Counsel shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Registration Statement. Simultaneously with the consummation of all or any part of the over-allotment option, Counsel shall deposit the pro-rata portion of the Over-Allotment Purchase Price, based upon the amount of the over-allotment option that has been exercised, without interest or deduction, into the Trust Fund. Upon expiration of the over-allotment option, Counsel shall return any unused portion of the Over-Allotment Purchase Price to the undersigned. If the Corporation does not complete the IPO within thirty (30) days from the Effective Date, the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Corporation and the undersigned acknowledges and agrees that Counsel is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Warrants and Counsel’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Warrants as described above. Counsel shall not be liable to the Corporation or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless Counsel has acted in a manner constituting gross negligence or willful misconduct. The Corporation shall indemnify Counsel against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. Counsel may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Warrants will be identical to the units and warrants to be sold by the Corporation in the IPO, except that:

●	the Private Warrants (i) will not be redeemable by the Corporation and (ii) may be exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the undersigned or any of its permitted transferees;

●	the Private Warrants and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement);

●	the undersigned will not participate in any liquidation distribution with respect to the Private Warrants or the underlying securities (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market after the IPO) if the Corporation fails to consummate a Business Combination;

●	the Private Warrants will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement; and

●	the Private Warrants and the underlying securities will include any additional terms or restrictions as is customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Warrants and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Warrants and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Warants or the underlying securities in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against it.

[Signature Page Follows]

Very truly yours,

PETRA INVESTMENT HOLDINGS, LLC

By:	/s/ Andreas Typaldos
Name: Andreas Typaldos
Title: Managing Member

Accepted and Agreed:

Petra acquisition, inc.

By:	/s/ Andreas Typaldos
Name: Andreas Typaldos
Title: CEO

HORWITZ + ARMSTRONG
(solely with respect to its obligations to hold
and disburse monies for the Private Securities)

By:	/s/ Lawrence W. Horwitz
Name: Lawrence W. Horwitz
Title: Managing Partner

Exhibit A